EXHIBIT 10.6

                            Annex III
                               to
                          Stock Purchase
                             Agreement


                REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT, dated as of            , 1996 (this
"Agreement"), is made by and between CARRINGTON LABORATORIES, INC., a Texas corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                    W I T N E S S E T H:

WHEREAS, upon the terms and subject to the conditions of the Stock Purchase
Agreement, dated as of          , 1996, between the Initial Investor and the
Company (the "Stock Purchase Agreement"), the Company has agreed to issue and sell to the Initial Investor Series E Convertible Preferred Stock of the Company (the "Preferred Stock") which will be convertible into shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Conversion Shares") upon the terms and subject to the conditions of such Preferred Stock; and

WHEREAS, to induce the Initial Investor to execute and deliver the Stock Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Conversion Shares;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agree as follows:

         1.   Definitions.

As used in this Agreement, the following terms shall have the following meanings:

(I) "Investor" means the Initial Investor and any permitted transferee or assignee of the Preferred Stock or the Conversion Shares who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

(ii) "Register," "Registered," and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

(iii) "Registrable Securities" means the Conversion Shares, any shares of Common Stock issued in payment of dividends on the Preferred Stock, and any shares of Common Stock issued pursuant to Section 2(d) of this Agreement.

(iv) "Registration Statement" means a registration statement of the Company under the Securities Act.

Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Stock Purchase Agreement.

Registration.

Mandatory Registration. The Company shall, after the Closing Date (as that term is defined in Section 7 of the Stock Purchase Agreement) prepare and file with the SEC either a Registration Statement on Form S-3 covering at least an aggregate of _________ shares of Common Stock for the Initial Investors and any other purchasers of the Preferred Stock (pro rata) as Registrable Securities (or such lesser number as may be required by the SEC, but in no event less than the number of Conversion Shares into which the Preferred Stock would be convertible at the time of filing of the Form S-3), or an amendment to any pending Company Registration Statement on Form S-3, and such Registration Statement or amended Registration Statement shall state that, in accordance with Rule 416 under the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable upon conversion of the Preferred Stock to prevent dilution resulting from stock splits, or stock dividends. If at any time the number of shares of Common Stock into which the Preferred Stock may be converted exceeds _________ shares of Common Stock, the Company shall, within ten (10) business days after receipt of a written notice from any Investor requesting the Company to do so, either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Preferred Stock may be converted, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on Form S-3 to register the shares of Common Stock into which the Preferred Stock may be converted that exceed the _________ shares of Common Stock already registered.

Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors who hold a majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel to represent their interests, and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

(c) Limitation on Right to Sell. Notwithstanding anything to the contrary in this Agreement, if at any time or from time to time during the effectiveness of the Registration Statement, the Company is engaged in or proposes to engage in a registered public offering of securities of the Company or any other transaction or activity which, in the good faith determination of the Board of Directors of the Company, would be adversely affected by offers or sales of Registrable Securities pursuant to the Registration Statement to the detriment of the Company, the Investors shall, upon the written request of the Company, cease making offers and sales of Registrable Securities pursuant to the Registration Statement and sales pursuant to Rule 144 under the Securities Act for the period of time specified by the Company, which period shall not (i) in the case of a registered public offering, exceed the period beginning ten (10) days prior to the effective date of the registration statement relating to such offering and ending thirty (30) days after such effective date, and (ii) in the case of any other transaction or activity, exceed the period beginning ten (10) days prior to, and ending thirty (30) days after, the date of commencement of such other activity or date of consummation of such other transaction. The period of time during which the Company is obligated to maintain the effectiveness of the Registration Statement hereunder shall be tolled during the period Investors must cease making offers and sales of Registrable Securities pursuant to the Company's request under this Section 2(c). Each Investor agrees to enter into such further agreements with the Company or any underwriter of securities of the Company as are reasonably deemed necessary by the Company or any such underwriter to carry out the purpose of this Section 2(c).

(d) Payments by the Company. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to
Section 2(a) hereof is not declared effective by the SEC on or before the date that is eighty (80) days after the Closing Date (or, if such eightieth day is a Saturday, Sunday or an SEC holiday, then on or before the date that is the next business day following such eightieth day) (the "Initial Date"), the Company will make payments to the Initial Investor in such amounts and at such times as shall be determined pursuant to this Section 2(d). The amount to be paid by the Company to the Initial Investor (the "Periodic Amount") shall be equal to one percent (1%) of the purchase price paid by the Initial Investor for the Preferred Stock pursuant to the Stock Purchase Agreement for the first Computation Period (as hereinafter defined) and two percent (2%) of such purchase price for each Computation Period, if any, thereafter; provided, however, that if a Computation Period is fewer than thirty (30) days, the Periodic Amount for such Computation Period shall be prorated accordingly. The Periodic Amount shall be paid in cash or shares of Common Stock or a combination of both, whichever the Company elects. If the Company elects to pay all or any part of the Periodic Amount in shares of Common Stock, the number of shares of Common Stock to be issued shall have an Aggregate Market Value (as hereinafter defined) equal to the Periodic Amount or the portion thereof that the Company has elected to pay in shares of Common Stock. The full Periodic Amount shall be paid by the Company within five (5) business days after the end of each Computation Period.

As used in this Section 2(d), the following terms shall have the following meanings:

"Aggregate Market Value" of any shares of Common Stock for any Computation Period means the product obtained by multiplying (a) such number of shares of Common Stock times (b) the mean average of the closing bid prices per share of Common Stock (or of the mean average of the high and low bid prices per share of Common Stock on any trading day for which no sales are reported) for the ten (10) consecutive trading days ending on the last day of such Computation Period (or, if the last day of such Computation Period is not a trading day, on the last trading day preceding the last day of such Computation Period) on the principal trading market for the Common Stock, as reported by such market.

         "Computation Date" means:

(I) in the case of the first Computation Date, the date that is thirty (30) days after the Initial Date; and

(ii) if the Registration Statement is not declared effective by the SEC on or before the first Computation Date, each date that is thirty (30) days after the last preceding Computation Date.

"Computation Period" means the period between one Computation Date and the earlier of (i) the next succeeding Computation Date, or (ii) the date on which the Registration Statement is declared effective by the SEC.

(e) Eligibility for Form S-3. The Company represents and warrants that it meets all the requirements for the use of Form S-3 for registration of the sale of Registrable Securities by the Initial Investor or any Investor who purchases the Registrable Securities and the Company shall file all reports required to be filed by the Company with the SEC in a timely manner so as to maintain such eligibility for the use of Form S-3.

Obligations of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

Prepare and file with the SEC as soon as reasonably possible after the Closing Date, a Registration Statement with respect to not less than the number of Registrable Securities as provided in Section 2(a), above, and thereafter use its best efforts to cause each Registration Statement relating to Registrable Securities to become effective as soon as possible after such filing, and keep the Registration Statement effective pursuant to Rule 415 at all times until the earliest (the "Registration Period") of
(i) the date that is two years after the Closing Date, (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date when the Investors no longer own any of the Registrable Securities.
 The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, but the Company shall not be responsible for any untrue statement or omission made in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Investor or any underwriter expressly for use in connection with the preparation of the Registration Statement (including any amendment or supplement thereto or prospectus contained therein);

(b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act applicable to the Company with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

(c) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel, (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and
(ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

(d) Use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request and in which significant volumes of shares of Common Stock are traded (except to the extent that exemptions from such registration or qualification are available), (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (B) subject itself to general taxation in any such jurisdiction, (C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its charter or by-laws, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

(e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and use its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

(f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

(g) Use its best efforts, if eligible, either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "national market system security" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the NASDAQ/NMS; or if, despite the Company's best efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in doing so, to secure NASDAQ authorization and quotation for such Registrable Securities and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such Registrable Securities;

(h) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement;

(i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities sold pursuant to the Registration Statement, and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request; and, within three (3) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) an appropriate instruction and opinion of such counsel; and

(j) Take all other reasonable actions necessary to expedite and facilitate disposition by the Investor of the Registrable Securities pursuant to the Registration Statement.

2. Obligations of the Investors. In connection with the registration of the Registrable Securities, the Investors shall have the following obligations:

(a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor, and the Company shall thereafter have no obligation to include any Registrable Securities of such Non-Responsive Investor in any Registration Statement for a period of thirty (30) days after the date of filing of such Registration Statement, and all expenses of such additional Registration Statement shall be borne by such Investor;

(b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such Investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

(d) Each Investor agrees that it will not make any sale, transfer or other disposition of any of the Registrable Securities that would constitute a violation of the Securities Act, the Exchange Act, or any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law.

(e) As promptly as possible after becoming aware of such fact, each Investor shall notify the Company of any untrue statement of a material fact regarding such Investor contained in the Registration Statement or the then current prospectus related thereto, or any omission to state a material fact regarding such Investor required to be stated therein, or necessary to make the statements therein regarding such Investor, in light of the circumstances in which they were made, not misleading; and such Investor shall provide to the Company in writing all information necessary to correct such untrue statement or omission.

3. Expenses of Registration. All reasonable expenses, other than underwriting discounts and commissions and other fees and expenses of investment bankers and other than brokerage commissions, incurred in connection with registrations, filings or qualifications pursuant to Section 3, but including, without limitation, all registration, listing, and qualifications fees, printers and accounting fees, and the fees and disbursements of counsel for the Company, shall be borne by the Company.

4. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations in the Registration Statement, or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (provided such violation or alleged violation was not attributable to a violation by any Investor of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law) (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other expenses reasonably incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (I) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (II) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the final prospectus, as then amended or supplemented, if such final prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (III) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (IV) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b) To the extent permitted by law, each Investor will indemnify and hold harmless the Company, its directors, officers, agents, and persons who control the Company within the meaning of the Securities Act or the Exchange Act (each of the foregoing being hereinafter called an "Indemnified Party"), against any losses, claims, damages, liabilities and expenses to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement (including any post-effective amendment thereto), any preliminary prospectus used prior to the effective date of the Registration Statement, or the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the
SEC), or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which the statements therein were made, not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in any of such documents in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, or (iii) any violation or alleged violation by such Investor of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act, or any state securities law (provided such violation or alleged violation was not attributable to a Violation by the Company). Each Investor shall reimburse the Company, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other expenses reasonably incurred by the Company in connection with investigating or defending any claim for which the Company is entitled to be indemnified under this Section 6(b). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) shall not apply to amounts paid by the Company in settlement of any claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld. The indemnity provided for in this Section 6(b) shall remain in full force and effect regardless of any investigation made by or on behalf of any Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel and participate in the defense of such action, but the fees and expenses of such Indemnified Person's or Indemnified Party's separate counsel shall not be payable by the indemnifying party unless, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

5. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

6. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

7. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of all or any portion of such securities (or all or any portion of any Preferred Stock of the Company which is convertible into such securities) of Registrable Securities only if: (a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay.

8. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.




9.  Miscellaneous.

(a) A person or entity is deemed to be a holder of Registrable Securities whenever such person or entity owns of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, at Carrington Laboratories, Inc., 2001 Walnut Hill Lane, Irving, Texas 75038 Attention: President, with a copy to Thompson & Knight, P.C., 1700 Pacific Avenue, Suite 3300, Dallas, Texas 75201, ATT: Norman R. Rogers, Esq., (ii) if to the Initial Investor, at the address set forth under its name in the Stock Purchase Agreement, with a copy to Samuel Krieger, Esq., Krieger & Prager, 319 Fifth Avenue, Third Floor, New York, NY 10016 and
(iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) calendar days after deposit with the United States Postal Service.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) This Agreement shall be enforced, governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not effect the validity or enforceability of any other provision hereof.

(e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

(f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

(g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

(h)The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.
(i) The Company acknowledges that any failure by the Company to perform its obligations under Section 3(i), or any delay in such performance could result in direct damages to the Investors and the Company agrees that, in addition to any other liability the Company may have by reason of any such failure or delay, the Company shall be liable for all direct damages caused by any such failure or delay, unless same is the result of force majeure. Neither party shall be liable for consequential damages.

(j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                             CARRINGTON LABORATORIES, INC.


                             By:
                                  Name:
                                  Title:

                             ____________________________________________


                             By:
                                  Name:
                                  Title: